Exhibit 10.2.2

FOIA CONFIDENTIAL

TREATMENT REQUESTED

AMENDMENT NO. 2 TO CREDIT AGREEMENT [HSH/AS B737-8001]

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of November 26, 2007 (this “Amendment”), is to the Credit Agreement, dated as of October 19, 2005 (as amended and supplemented from time to time, the “Credit Agreement”), among (i) ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), (ii) EACH LOAN PARTICIPANT IDENTIFIED ON SCHEDULE I HERETO, and (iii) HSH NORDBANK AG NEW YORK BRANCH, as the Security Agent acting on behalf of the Loan Participants (the “Security Agent”), as amended by Amendment No 1 to Credit Agreement dated as of March 27, 2007 among the Borrower, each Loan Participant and the Security Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into the Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

Section 1 Defined Terms. Unless otherwise amended the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2 Amendments to Credit Agreement. This Amendment shall be effective as of November 26, 2007 (the “Amendment Effective Date”), provided that all Loan Participants, the Borrower and the Security Agent have signed this Amendment and the conditions precedent in Section 3 have been satisfied to the satisfaction of the Loan Participants and the Security Agent. From the Amendment Effective Date, the Credit Agreement (and to the extent of an amendment to the definitions in Annex A to the Credit Agreement, Annex A to each other document between the parties) shall be amended as follows:

(a) Section 3.6 of the Credit Agreement shall be amended and restated in its entirety as follows:

“3.6 Non Continuing Loan Participant. (a) Provided that no Event of Default is continuing, on August 31, 2009, or if such day is not a Business Day, on the next preceding Business Day (the “Non Continuing Repayment Date”), all Drawings made by the Non Continuing Loan Participant (together with accrued interest and any other amounts due and owing to the Non Continuing Loan Participant) shall be repaid by the Borrower to the Non Continuing Loan Participant Upon receipt of payment, the Non Continuing Loan Participant’s Commitment shall be cancelled and, if requested by the Borrower, the Non Continuing Loan Participant shall return or cancel its Loan Certificate.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

(b) On and from cancellation of the Non Continuing Loan Participant’s Commitment, and repayment of the Non Continuing Loan Participant’s Drawings, the aggregate Maximum Commitment of the Loan Participants under the Operative Documents and the Facility Amount shall be reduced to US$152,000,000, as if the Borrower had canceled such Facility Amount accordance with Section 3.5. The Maximum Commitment of each Continuing Loan Participant shall be unchanged.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

(c) Unless the Borrower gives notice to the Continuing Loan Participants five Business Days prior to the Non Continuing Repayment Date, on the Non Continuing Repayment Date, provided that no Event of Default is continuing, the Borrower shall make a Drawing from the Continuing Loan Participants in an amount equal to the principal amount of the Drawing repaid by the Borrower to the Non Continuing Loan Participant pursuant to Section 3.6(a) on Non Continuing Repayment Date, or such lesser amount such that no more than the aggregate Maximum Commitment applying on and from the Non Continuing Repayment Date is outstanding. Subject to satisfaction of the conditions precedent specified in Sections 4.2 of the Credit Agreement, such Drawing shall be made available by each Continuing Loan Participant in accordance with their Participation Percentage. If the Borrower fails to repay the Non Continuing Loan Participant on the Non Continuing Repayment Date then no Drawing shall be made by a Continuing Loan Participant and the Borrower shall pay any Break Costs associated with a Continuing Loan Participant’s failed Drawing in accordance herewith”

(b) In Schedule I to the Credit Agreement, each occurrence of the following contact details:

[***]*

shall be replaced with the following:

[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

(c) Schedule III to the Credit Agreement is hereby replaced with a new Schedule III in the form specified in Annex A hereto.

(d) In Annex A, the definition of “Loan Participant” is hereby amended and restated in its entirety to read as follows:

““Loan Participant” means those parties identified in Schedule I to the Credit Agreement, and their successors and assigns, provided that, subject to repayment by the Borrower of the Non Continuing Loan Participant on the Non Continuing Repayment Date in accordance with Section 3.6(a) of the Credit Agreement, from the Non Continuing Repayment Date, the Non Continuing Loan Participant shall not be a Loan Participant.”

(d) In Annex A, add a new definition of “Continuing Loan Participant” in the appropriate alphabetical position as follows:

““Continuing Loan Participant” means each Loan Participant other than the Non Continuing Loan Participant.”

(e) In Annex A, the definition of “Facility Amount” shall be amended and restated in its entirety as follows:

““Facility Amount” means $172,000,000, or such lesser amount as is specified in Schedule III to the Credit Agreement, as cancelled or reduced by the Borrower under Section 3.5 or Section 3.6(a) of the Credit Agreement “

(f) In Annex A, the definition of “Final Repayment Date” shall be amended and restated in its entirety as follows:

““Final Repayment Date” means, for the Non Continuing Loan Participant, the Non Continuing Repayment Date, and, for the Continuing Loan Participants, August 31, 2011.”

(g) In Annex A, add a new definition of “Non Continuing Loan Participant” in the appropriate alphabetical position as follows:

““Non Continuing Loan Participant” means Kaupthing Bank hf. and its assigns.”

(h) In Annex A, add a new definition of “Non Continuing Repayment Date” in the appropriate alphabetical position as follows:

““Non Continuing Repayment Date” has the meaning given in Section 36(a) of the Credit Agreement.”

Section 3 Condition Precedent. The effectiveness of this Amendment is subject to the receipt by the Security Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower as to the incumbency and specimen signature of the officer of the Borrower who shall have executed this Amendment on behalf of the Borrower on or about the date hereof, which shall be satisfactory to the Security Agent in form and substance.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

Section 4 Scope and Effectiveness of Amendment.

(a) This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns from and after the Amendment Effective Date. This Amendment shall not have retroactive effect and the original provisions contained in the Credit Agreement shall apply up to the Amendment Effective Date.

(b) On and after the Amendment Effective Date (i) this Amendment shall become a part of the Credit Agreement (ii) each reference in (x) the Credit Agreement to “this Agreement”, “hereof’ or “hereunder” or words of like import, and (y) any other Operative Document to the “Credit Agreement”, shall be a reference to the Credit Agreement, as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Credit Agreement, as amended prior to the date hereof, shall remain in full force aid effect and is hereby ratified and confirmed by the parties hereto.

(d) Each party hereto agrees and acknowledges that this Amendment constitutes an “Operative Document” under the Credit Agreement.

Section 5. Miscellaneous.

5.1 Notices. Section 10 of the Credit Agreement shall apply hereto as if set out in full in this Amendment.

5.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.3 Expenses. The Borrower agrees to pay the costs and expenses of the Security Agent and the Lenders, including reasonable fees and expenses of Vedder, Price, Kaufman & Kammholz, P.C. in connection with the negotiation, preparation, execution and delivery of this Amendment.

5.4 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

5.5 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

(b) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

(c) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 56(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL, WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6. Direction. The Lenders direct the Security Agent to execute this Amendment.

[Signatures Follow]

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALASKA AIRLINES, INC., Borrower

By:	[***]*
Name:	[***]*
Title:	[***]*

HSH NORDBANK AG NEW YORK BRANCH

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

DEKABANK DEUTSCHE GIROZENTRALE

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

RZB FINANCE LLC

By:	[***]*
Name:	[***]*
Title:	[***]*
[***]* [***]* [***]*

HYPO PUBLIC FINANCE USA, INC.

By:	[***]*
Name:	[***]*
Title:	[***]*

By:	[***]*
Name:	[***]*
Title:	[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

KAUPTHING BANK HF.

By:	[***]*
Name:	[***]*
Title:	[***]*
[***]* [***]* [***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

SCHEDULE I

LOAN PARTICIPANTS

HSH Nordbank AG New York Branch

Norddeutsche Landesbank Girozentrale

DekaBank Deutsche Girozentrale

RZB Finance LLC

Hypo Public Finance USA, Inc.

Kaupthing Bank hf.

[Amendment No. 2 to Credit Agreement HSH/AS B737-800]

ANNEX A

(to Amendment No. 2 to Credit Agreement)

SCHEDULE II TO CREDIT AGREEMENT

1) In regard to any amounts that exceed the aggregate Maximum Commitment of (a) US$172,000,000 until the Non Continuing Repayment Date, and (b) US$152,000,000 from the Non Continuing Repayment Date until the Final Repayment Date, at any time during the term of the Facility, the Lenders are not required to fund more than US$172,000,000 (prior to the Non Continuing Repayment Date) or US$152,000,000 (following the Non Continuing Repayment Date) in total. The Borrower will be required to advance any difference in cash until the Facility decreases below the aggregate Maximum Commitment.

[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.